Exhibit 13.2
PRINCIPAL FINANCIAL OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
In connection with this Annual Report of Seadrill Limited (the "Company") on Form 20-F for the year ended December 31, 2019 as filed with the Securities and Exchange Commission (the "SEC") on or about the date hereof (the "Report"), I, Stuart Jackson, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: April 2, 2020

/s/ Stuart Jackson
Stuart Jackson
Chief Financial Officer of Seadrill Management Ltd.
(Principal Financial Officer and Principal Accounting Officer of Seadrill Limited)